Exhibit 99.2
Fourth Quarter 2008 Earnings Conference Call February 25, 2009

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's 2007 Form 10-K. Forward-Looking Statements

Executive Summary Summary of Q4 / 2008 Results (pg. 4) 2009 Outlook (pg. 7) Liquidity and Capital Resources (pg. 9) Operational Highlights by Segment Contracting Services (pg. 14) Oil & Gas (pg. 19) Non-GAAP Reconciliations Questions & Answers Presentation Outline T600 trenching ROV on board Northern Canyon

Highlights ($ in millions, except per share data) Executive Summary Includes $840 million of goodwill write-offs and property impairments, net of tax See non-GAAP reconciliation on slides 23-24

Fourth Quarter 2008 Highlights Non-cash pre-tax charges recorded in Q4 Goodwill and other intangible write offs of $715 million Oil and gas impairments of $193 million Suspended well write-offs of $19 million Strong quarterly revenues for Contracting Services business Continued strong demand and utilization for Helix Contracting Services (Well Operations, Subsea Construction and Robotics) Shelf Contracting (Cal Dive) posted much stronger quarterly / year over year results Production disruptions from Hurricanes Gustav and Ike negatively impacted oil and gas segment's revenue and profit for the quarter Production as of 2/24/09 at >90% of pre-Ike levels, excluding effect of sale of "Bass Lite" in December 2008 / January 2009 Production in Q4 fell to 6.4 Bcfe Executive Summary

Fourth Quarter 2008 Highlights (continued) 2008 Reserve Report Year end proved reserves of 665 Bcfe Replacement rate @ 175% of production Major gas discovery in Bushwood offsets reserve decreases due to price declines, property sales, etc. PV-10 value of reserves approximately $1.9 billion Executive Summary

Helix expects to further reduce net debt in 2009, without the benefit of asset sales Capital expenditures of approximately $300 million $180 million relates to completion of three major vessel projects (Well Enhancer, Caesar and Helix Producer I) Most of remaining CAPEX is maintenance 2/3 of 2009 planned CAPEX in 1H 2009 Good Contracting Services visibility in 1H 2009 Total Backlog of $550 million (excluding $350 million of Cal Dive) 2009 backlog of $360 million (excluding $300 million of Cal Dive) 2009 Outlook* *All estimates and commentary exclusive of Cal Dive Customers onboard Intrepid

2009 Outlook (continued) Oil and Gas Production range: 50 - 60 bcfe Oil and gas prices Without hedges: $5.23 /mcfe $46.00 /bbl With hedges: $7.08 /mcfe $64.78 /bbl Garden Banks 506 Field (Noonan) net daily production (estimated) Q1 2009: 18 mcfe/d Q2 2009: 60 mcfe/d

$59 million of additional borrowing capacity under revolving credit facility (as of 2/24/2009) Net debt position expected to decrease by 12/31/2009 Monetization of non-core assets would add additional liquidity and increase net debt reduction Liquidity and Capital Resources* *All amounts, estimates and commentary exclusive of Cal Dive

Approximately 73% of total projected 2009 oil and gas production hedged (see detailed schedule on page 22 for current hedge positions) Company is focused on efforts to monetize non-core assets and businesses Oil and gas assets Bass Lite sale December 08 & January 09 ($49 million) Production facilities Cal Dive (approximately 51% owned subsidiary) Sold 13.6 million shares of CDI common stock to Cal Dive for gross proceeds of $86 million in January 2009 Monetization of some or all non-core assets would accelerate debt reduction and bolster liquidity Liquidity and Capital Resources

Company is in compliance as of 12/31/2008, and based on current forecasts expects compliance throughout 2009 Liquidity and Capital Resources Covenant Test Explanation Collateral Coverage Ratio > 1.75 : 1 Basket of collateral to Senior Secured Debt Fixed Charge Coverage Ratio > 2.75 : 1 Consolidated EBITDA (incl. Cal Dive %) to consolidated interest charges Consolidated Leverage Ratio < 3.5 : 1 Consolidated EBITDA (incl. Cal Dive %) to consolidated debt Key Credit Facility Covenants

Credit Facilities, Commitments and Amortization $420 Million Revolving Credit Facility - committed facility through June 2011. No required amortization. $59 million available as of 2/24/09. $419 Million Term Loan B - committed facility through June 2013; $4.3 million amortization annually. $550 Million High Yield Notes - Interest only until maturity (2016) or called by Helix. First Helix call date is 2012. $300 Million Convertible Notes - Interest only until put by noteholders or called by Helix. First put/call date is 2012, although noteholders have the right to convert prior to that date if certain stock price triggers are met ($38.56). MARAD - 25 year term; $4 million principal payments annually. Liquidity and Capital Resources* *Amounts exclusive of Cal Dive

Newbuild intervention vessel Well Enhancer enters North Sea service in Q2 2009. Operational Highlights by Segment

Helix Contracting Services Helix installs 200,000 feet of heavy-wall pipe and associated subsea systems for ENI Longhorn project in the Gulf of Mexico Pipelay vessel Intrepid logs 100% utilization for Q4 in the Gulf of Mexico Express and REM Forza continue Reliance Project tasks offshore India Seawell and Q4000 well intervention vessels continue high utilization rates Pipe Lay ramp system completed, expanding installation capability by allowing Helix to lay pipe from vessels of opportunity Express and Reliance Central Riser Platform, as seen from Eclipse, offshore India Helix Contracting Services

($ in millions, except percentages) Helix Contracting Services

Revenue and Gross Profit by Division ($ in millions) Helix Contracting Services

Helix Contracting Services

Assets Under Construction Well Enhancer Enters service Q2 2009 Helix Contracting Services Sea trials completed 1/2009 Final installation of well intervention spread underway To operate in North Sea Caesar Enters service 2H 2009 Helix Producer I Enters service Q1 2010 Conversion in progress in COSCO shipyard Evaluating third-party interest in purchasing vessel Hull conversion in Greek shipyard nearing completion Departs on or about 4/2009 for topside production system installation in Texas

Helix Oil & Gas Danny / Noonan subsea field schematic, Gulf of Mexico

Financial Highlights Noonan production recommenced in January 2009, and peak production of 60 mmcfe, net to Helix, anticipated for later in Q1 2009. Helix Oil & Gas Includes UK production of 0.1 Bcfe in Q3 2008. Including hedge impact.

Operating Costs ($ in millions, except per Mcfe data) Helix Oil & Gas

Summary of Feb-Dec 2009 Hedging Positions

Adjusted EBITDAX ($ in millions) Non GAAP Reconciliations

Revenue and Gross Profit As Reported ($ in millions) Non GAAP Reconciliations

Helix Energy Solutions